Exhibit 10.19

Execution Version

LIMITED PAYMENT GUARANTY

THIS LIMITED PAYMENT GUARANTY (this “Guaranty”) is made as of March 31, 2021, by CAPSTONE THERAPEUTICS CORP., a Delaware corporation (“Guarantor”), in favor of BROOKSTONE PARTNERS ACQUISITION XXI CORPORATION (together with its successors and assigns, “Note Holder”) in connection with that certain Secured Promissory Note dated as of the date hereof (the “Note”) made by CAPSTONE BETA, LLC, a Delaware limited liability company (“Maker”), and Note Holder. Capitalized terms used herein and not otherwise defined herein shall have the meanings set forth in the Note.

R E C I T A L S

A. Guarantor has agreed to guarantee a portion of the payment obligations of Maker under the Note.

B. Guarantor is the sole member of the Maker, and Guarantor acknowledges and agrees that it will derive direct and indirect benefits from the execution and delivery of the Note by the Maker.

NOW, THEREFORE, Guarantor unconditionally guarantees and agrees as follows:

1. Guaranty.

(a) Guarantor hereby guarantees and promises to pay to Note Holder, on demand, in lawful money of the United States, in immediately available funds, all obligations owing by Maker to Note Holder under or in connection with the Note, including, without limitation, all principal indebtedness, interest, and any and all other obligations due and owing by Maker to Note Holder under any and all extensions, renewals, modifications, amendments or substitutions of the foregoing entered into in accordance with the Note or other Note Documents and the payment of all interest, fees, charges, reasonable attorneys’ fees and other amounts payable by Maker to Note Holder thereunder or in connection therewith (hereinafter collectively referred to as the “Guaranteed Obligations”). Guarantor does hereby agree that if any and all sums which are now or may hereafter become due from Maker to Note Holder under the Note are not paid by Maker in accordance with its terms for any reason whatsoever, Guarantor will immediately make such payments. Guarantor further agrees to pay Note Holder all expenses (including, without limitation, reasonable attorneys’ fees) paid or incurred by Note Holder in endeavoring to collect all or any portion of the amounts due under the Note, to enforce any other obligations guaranteed hereby, or to enforce this Guaranty.

(b) Notwithstanding the foregoing, the liability of Guarantor with respect to the Guaranteed Obligations shall be limited to an amount equal to ten percent (10%) of the principal amount of the Note plus accrued interest thereon (the “Guaranteed Note Amount”).

2. Remedies. If Guarantor fails to promptly perform its obligations under this Guaranty, Note Holder may from time to time, and without first requiring performance by Maker or exhausting any or all security for the Note, exercise any right, power and remedy available to Note Holder under this Guaranty or bring any action at law or in equity or both to compel Guarantor to perform its obligations hereunder, and to collect in any such action compensation for all loss, cost, damage, injury and expense sustained or incurred by Note Holder as a direct or indirect consequence of the failure of Guarantor to perform its obligations.

3. Rights of Note Holder. Guarantor authorizes Note Holder, without giving notice to Guarantor or obtaining Guarantor’s consent and without affecting the liability of Guarantor, from time to time to: (a) renew or extend all or any portion of Maker’s obligations under the Note in accordance therewith; (b) declare all sums owing to Note Holder under the Note due and payable upon the occurrence of an Event of Default under the Note; (c) make non-material changes in the dates specified for payments of any sums payable in periodic installments under the Note; (d) otherwise modify any of the terms of the Note, except for changes in the manner by which rents, fees or charges are calculated under the Note (Guarantor acknowledges that if the Note so provides, said fees and charges may vary from time to time); (e) take and hold security from Maker for the performance of Maker’s obligations under the Note and exchange, enforce, waive and release any such security; (f) apply such security and direct the order or manner of sale thereof for the payment of the obligations of the Maker under the Note as Note Holder in its discretion may determine; (g) release, substitute or add any one or more guarantors of Maker’s obligations under the Note; (h) assign this Guaranty in whole or in part; and (i) assign, transfer or negotiate all or any part of the indebtedness guaranteed by this Guaranty in accordance with the Note.

4. Guarantor’s Waivers. Guarantor waives: (a) any defense based upon any legal disability or other defense of Maker, any other guarantor or other person, or by reason of the cessation or limitation of the liability of Maker from any cause other than full payment of all sums payable under the Note; (b) any defense based upon any lack of authority of the officers, directors, partners or agents acting or purporting to act on behalf of Maker or any principal of Maker or any defect in the formation of Maker or any principal of Maker; (c) any and all rights and defenses arising out of an election of remedies by Note Holder; (d) any defense based upon Note Holder’s failure to disclose to Guarantor any information concerning Maker’s financial condition or any other circumstances bearing on Maker’s ability to pay all sums payable under the Note; (e) any defense based upon any statute or rule of law which provides that the obligation of a surety must be neither larger in amount nor in any other respects more burdensome than that of a principal; (f) any defense based upon Note Holder’s election, in any proceeding instituted under the Federal Bankruptcy Code, of the application of Section 1111(b)(2) of the Federal Bankruptcy Code or any successor statute; (g) any defense based upon any borrowing or any grant of a security interest under Section 364 of the Federal Bankruptcy Code; (h) any right of subrogation, any right to enforce any remedy which Note Holder may have against Maker and any right to participate in, or benefit from, any security for the obligations of Maker under the Note; (i) presentment, demand, protest and notice of any kind; and (j) the benefit of any statute of limitations affecting the liability of Guarantor hereunder or the enforcement hereof. Finally, Guarantor agrees that the performance of any act or any payment which tolls any statute of limitations applicable to the Note shall similarly operate to toll the statute of limitations applicable to Guarantor’s liability hereunder.

5. Additional and Independent Obligation. This Guaranty is a continuing guaranty of payment and not of collection and cannot be revoked by Guarantor and shall continue to be effective with respect to any obligations referenced in Section 1 hereof arising or created after any attempted revocation hereof. The obligations of Guarantor hereunder shall be in addition to and shall not limit or in any way affect the obligations of Guarantor under any other existing or future guaranties unless said other guaranties are expressly modified or revoked in writing. This Guaranty is independent of the obligations of Maker under the Note. Note Holder may bring a separate action to enforce the provisions hereof against Guarantor without taking action against Maker or any other party or joining Maker or any other party as a party to such action.

6. Non-Recourse to Related Persons. Notwithstanding anything in this Guaranty to the contrary, any obligations and liabilities under or pursuant to this Guaranty or any of the other Note Documents shall be non-recourse to the Guarantor’s directors, officers, shareholders, and partners (individually and collectively, “Related Persons”), and Note Holder shall not have any recourse to the assets of the Guarantor or its Related Persons for repayment of the Note as a result of the execution of this Guaranty by Guarantor.

7. Termination. This Guaranty shall continue in full force and effect until the Guaranteed Note Amount is paid in full in cash (such date, the “Termination Date”). The Guarantor’s obligations hereunder shall cease and be of no further force and effect on the Termination Date other than those obligations hereunder which survive termination hereof, including without limitation obligations in connection with any Repayment Claim.

8. Return of Payments. Should a claim (a “Repayment Claim”) be made upon the Note Holder for any reason at any time for repayment of any amount received by the Note Holder in payment of the Guaranteed Obligations, or any part thereof, whether received from the Maker or the Guarantor pursuant hereto or received by the Note Holder from the proceeds of the sale, assignment, transfer, conveyance or other disposition of collateral (including, without limitation, (i) the bankruptcy, insolvency, or reorganization of Maker or the Guarantor; or (ii) any settlement or compromise of any such Repayment Claim effected by the Note Holder, in its sole discretion), the Guarantor shall remain liable hereunder for the amount so repaid to the same extent as if such amount had never originally been received by the Note Holder, notwithstanding any termination hereof or the cancellation of any note or other instrument evidencing any of the Guaranteed Obligations.

9. Rules of Construction. The word “Maker” as used herein shall include both the named Maker and any other person at any time assuming or otherwise becoming primarily liable for all or any part of the obligations of the named Maker under the Note. The term “person” as used herein shall include any individual, company, trust or other legal entity of any kind whatsoever. When the context and construction so require, all words used in the singular herein shall be deemed to have been used in the plural and vice versa. All headings appearing in this Guaranty are for convenience only and shall be disregarded in construing this Guaranty.

10. Governing Law. This Guaranty shall be governed by, and construed in accordance with, the laws of the State of New York, except to the extent preempted by federal laws. Guarantor and all persons and entities in any manner obligated to Note Holder under this Guaranty consent to the jurisdiction of any federal or state court within the State of New York having proper venue and also consent to service of process by any means authorized by New York or federal law.

11. Miscellaneous. The provisions of this Guaranty will bind and benefit the heirs, executors, administrators, legal representatives, nominees, successors and assigns of Guarantor and Note Holder. Notwithstanding the foregoing, Guarantor shall not assign any of its rights or obligations under this Guaranty. If any provision of this Guaranty shall be determined by a court of competent jurisdiction to be invalid, illegal or unenforceable, that portion shall be deemed severed from this Guaranty and the remaining parts shall remain in full force as though the invalid, illegal or unenforceable portion had never been part of this Guaranty. This Guaranty may be executed by one or more of the parties to this Guaranty on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

12. JURISDICTION AND VENUE. TO THE GREATEST EXTENT PERMITTED BY LAW, GUARANTOR HEREBY WAIVES ANY AND ALL RIGHTS TO REQUIRE MARSHALLING OF ASSETS BY NOTE HOLDER. WITH RESPECT TO ANY SUIT, ACTION OR PROCEEDINGS RELATING TO THIS GUARANTY (EACH, A “PROCEEDING”), NOTE HOLDER AND GUARANTOR IRREVOCABLY (A) SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS HAVING JURISDICTION IN THE STATE OF NEW YORK, AND (B) WAIVES ANY OBJECTION WHICH IT MAY HAVE AT ANY TIME TO THE LAYING OF VENUE OF ANY PROCEEDING BROUGHT IN ANY SUCH COURT, WAIVES ANY CLAIM THAT ANY PROCEEDING HAS BEEN BROUGHT IN AN INCONVENIENT FORUM AND FURTHER WAIVES THE RIGHT TO OBJECT, WITH RESPECT TO SUCH PROCEEDING, THAT SUCH COURT DOES NOT HAVE JURISDICTION OVER SUCH PARTY.

13. WAIVER OF RIGHT TO TRIAL BY JURY. GUARANTOR AND, BY ITS ACCEPTANCE HEREOF, NOTE HOLDER EACH HEREBY EXPRESSLY WAIVE ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (A) ARISING UNDER THIS GUARANTY, INCLUDING, WITHOUT LIMITATION, ANY PRESENT OR FUTURE MODIFICATION THEREOF OR (B) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THIS GUARANTY (AS NOW OR HEREAFTER MODIFIED) OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR THE TRANSACTIONS RELATED HERETO OR THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE; AND GUARANTOR AND NOTE HOLDER EACH HEREBY AGREE AND CONSENT THAT GUARANTOR AND NOTE HOLDER MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS PROVISION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF GUARANTOR AND NOTE HOLDER TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

14. SUBORDINATION OF INDEBTEDNESS FROM MAKER; WAIVER OF SUBROGATION. ANY INDEBTEDNESS OF MAKER TO GUARANTOR NOW OR HEREAFTER EXISTING HEREUNDER IS HEREBY SUBORDINATED TO THE PAYMENT AND PERFORMANCE OF THE GUARANTEED OBLIGATIONS. UNTIL SUCH TIME AS ONE HUNDRED PERCENT (100%) OF THE GUARANTEED OBLIGATIONS SHALL HAVE BEEN SATISFIED OR DISCHARGED, REGARDLESS OF THE AMOUNT OF ANY GUARANTOR’S OBLIGATION TO NOTE HOLDER HEREUNDER, GUARANTOR IRREVOCABLY WAIVES ANY AND ALL RIGHTS GUARANTOR MAY HAVE AT ANY TIME (WHETHER ARISING DIRECTLY OR INDIRECTLY, BY OPERATION OF LAW OR CONTRACT) TO ASSERT ANY CLAIM AGAINST MAKER ON ACCOUNT OF PAYMENTS MADE BY GUARANTOR UNDER THIS GUARANTY, INCLUDING, WITHOUT LIMITATION, ANY AND ALL RIGHTS OF SUBROGATION, REIMBURSEMENT, EXONERATION, CONTRIBUTION OR INDEMNITY. UNTIL SUCH TIME AS ONE HUNDRED PERCENT (100%) OF THE GUARANTEED OBLIGATIONS SHALL HAVE BEEN SATISFIED OR DISCHARGED, REGARDLESS OF THE AMOUNT OF GUARANTOR’S OBLIGATION TO NOTE HOLDER HEREUNDER, GUARANTOR IRREVOCABLY SUBORDINATES ANY AND ALL GUARANTEED OBLIGATIONS OF MAKER TO GUARANTOR, PRESENT AND FUTURE, HOWEVER EVIDENCED, TO THE PRIOR PAYMENT OF THE GUARANTEED OBLIGATIONS TO NOTE HOLDER.

15. Representations and Warranties of Guarantor. In order to induce Note Holder to accept the Note, Guarantor makes the following representations and warranties to Note Holder set forth in this Section. Guarantor acknowledges that but for the truth and accuracy of the matters covered by the following representations and warranties, Note Holder would not have agreed to accept the Note.

(a) Guarantor is duly formed, validly existing, and in good standing in its state of organization and has qualified to do business and is in good standing in any state in which it is necessary in the conduct of its business except where failure to be so qualified would not have a material adverse effect on the Guarantor.

(b) Any and all balance sheets, net worth statements, and other written financial data (other than projections, the models and other forward looking information and information of a general economic or general industry nature) with respect to Guarantor taken as a whole which have heretofore been given to Note Holder by or on behalf of Guarantor fairly and accurately present the financial condition of Guarantor in all material respects as of the respective dates thereof (it being understood and agreed that projections are not to be viewed as facts or a guarantee of financial performance and are subject to uncertainties and contingencies, known and unknown, and that no assurance can be given that such projections will be realized and actual results may differ from the projections and such differences may be material).

(c) The execution, delivery, and performance by Guarantor of this Guaranty does not and will not contravene or conflict with (i) any laws, order, rule, regulation, writ, injunction or decree now in effect of any Government Authority, or court having jurisdiction over Guarantor, where such conflict could reasonably be expected to have a material adverse effect, (ii) any contractual restriction binding on or affecting Guarantor or Guarantor’s property or assets which could reasonably be expected to materially adversely affect Guarantor’s ability to fulfill its obligations under this Guaranty, (iii) the instruments creating any trust holding title to any assets included in Guarantor’s financial statements, or (iv) the organizational or other documents of Guarantor.

(d) Guarantor has all necessary organizational power and authority, as the case may be, to execute, deliver and perform its obligations under this Guaranty; the execution, delivery and performance by Guarantor of this Guaranty have been duly authorized by all necessary organizational action, as the case may be, on its part; and this Guaranty has been duly and validly executed and delivered by Guarantor.

(e) No authorizations, approvals or consents of, and no filings or registrations with, any governmental or regulatory authority or agency are necessary for the execution, delivery or performance by Guarantor of this Guaranty or for the validity or enforceability hereof.

(f) This Guaranty creates legal, valid, and binding obligations of Guarantor enforceable in accordance with its terms, subject to the qualification that the enforcement thereof may be limited by laws relating to bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors’ rights generally and by the availability of equitable remedies.

(g) Except as disclosed in writing to Note Holder, there is no action, proceeding, or investigation pending for which written notice or service of process has been received or, to the knowledge of Guarantor, threatened or affecting Guarantor, which could reasonably be expected to materially adversely affect Guarantor’s ability to fulfill its obligations under this Guaranty. Guarantor is not in default under any agreements which could reasonably be expected to materially adversely affect Guarantor’s ability to fulfill its obligations under this Guaranty.

Guarantor hereby agrees to indemnify and hold Note Holder free and harmless from and against all loss, cost, liability, damage, and expense, including reasonable attorney’s fees and costs, which Note Holder may sustain by reason of the inaccuracy or breach of any of the foregoing representations and warranties as of the date the foregoing representations and warranties are made and are remade; provided that the foregoing indemnification shall not apply to any losses directly caused by Note Holder’s gross negligence or willful misconduct.

16. Transfer of Assets. Guarantor hereby covenants, represents, warrants and agrees that until the Termination Date, Guarantor will not give or otherwise transfer or dispose of any material portion of Guarantor’s assets to any other person or entity, except in the ordinary course of business and for fair market value.

17. Notices. All notices, demands or other communications required or permitted to be given pursuant to the provisions of this Guaranty shall be in writing and shall be considered as properly given if delivered personally or sent by first class United States Postal Service mail, postage prepaid, by certified mail, return receipt requested, or by overnight commercial courier service, charges prepaid. Notices so sent shall be effective three (3) days after mailing, if mailed by first class mail, and otherwise upon receipt at the address set forth below; provided, however, that non-receipt of any communication as the result of any change of address of which the sending party was not notified or as the result of a refusal to accept delivery shall be deemed receipt of such communication. For purposes of notice, the addresses of the parties shall be:

Guarantor:	Capstone Therapeutics Corp.
5141 W 122nd St.
Alsip, IL 60803
Attention: Jock Holliman

Note Holder:	Brookstone Partners Acquisition XXI Corporation
232 Madison Avenue, Suite 600
New York, NY 10016
Attention: Matthew Lipman
Telephone: (212) 302-0699

Any party shall have the right to change its address for notice hereunder to any other location within the continental United States by the giving of thirty (30) days’ notice to the other party in the manner set forth herein.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, Guarantor has executed this Limited Payment Guaranty as of the date appearing on the first page of this Limited Payment Guaranty.

CAPSTONE THERAPEUTICS CORP.,
a Delaware corporation

By:	/s/ Omar Rabbini
	Name:	Omar Rabbini
	Its:	Chief Financial Officer

[Signature Page to Limited Payment Guaranty]